                                                                     Exhibit 24

                                POWER OF ATTORNEY


      We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Charles D. Gerlinger and William F. Robinson, Jr., and each of them, our true and lawful attorneys with full power to (i) sign for us, and in our names in the capacities indicated below, a Registration Statement to be filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1 par value, to be issued pursuant to the Non-Employee Directors' Stock Compensation Plan, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Registration Statement and (ii) to file such Registration Statement and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.


      Signature                  Title                                Date
      ---------                  -----                                ----


/s/ Samuel W. Bodman            Director and Chairman of the       May 10, 1996
- --------------------------      Board (Chief Executive Officer)
Samuel W. Bodman


/s/ Kennett F. Burnes           Director and President             May 10, 1996
- --------------------------
Kennett F. Burnes


/s/ Kenyon C. Gilson            Executive Vice President           May 10, 1996
- --------------------------      and Chief Financial Officer
Kenyon C. Gilson


/s/ Paul J. Gormisky            Vice President and Controller      May 10, 1996
- --------------------------      (Principal Accounting Officer)
Paul J. Gormisky


/s/ Jane C. Bradley             Director                           May 10, 1996
- --------------------------
Jane C. Bradley


/s/ John G.L. Cabot             Director                           May 10, 1996
- --------------------------
John G.L. Cabot


/s/ Arthur L. Goldstein         Director                           May 10, 1996
- --------------------------
Arthur L. Goldstein


/s/ Robert P. Henderson         Director                           May 10, 1996
- --------------------------
Robert P. Henderson


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Signature                       Title                              Date
- ---------                       -----                              ----


/s/ Arnold S. Hiatt             Director                           May 10, 1996
- --------------------------
Arnold S. Hiatt


/s/ John H. McArthur            Director                           May 10, 1996
- --------------------------
John H. McArthur


/s/ John F. O'Brien             Director                           May 10, 1996
- --------------------------
John F. O'Brien


/s/ David V. Ragone             Director                           May 10, 1996
- --------------------------
David V. Ragone


/s/ Charles P. Siess, Jr.       Director                           May 10, 1996
- --------------------------
Charles P. Siess, Jr.


/s/ Morris Tanenbaum            Director                           May 10, 1996
- --------------------------
Morris Tanenbaum


/s/ Lydia W. Thomas             Director                           May 10, 1996
- --------------------------
Lydia W. Thomas







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